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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                February 20, 2004
                Date of Report (Date of Earliest Event Reported)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
            (as depositor of sequoia mortgage trust 2003-1,the issuer
              of mortgage pass-through certificates under a pooling
              and servicing agreement dated as of february 1, 2003)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

    DELAWARE                 333-100520-01              35-2170972
(State or Other            (Commission File           (I.R.S. Employer
Jurisdiction of                Number)                Identification No.)
 Incorporation)

              ONE BELVEDERE PLACE, SUITE 330, MILL VALLEY, CA 94941

                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                         (Registrant's Telephone Number,
                              Including Area Code)

             591 REDWOOD HIGHWAY, SUITE 3160, MILL VALLEY, CA 94941 (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    OTHER EVENTS

           Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2003-1 (the "Certificates").

           The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c). Exhibits

           10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 20, 2004.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2004

                                          SEQUOIA RESIDENTIAL FUNDING, INC.

                                          By: /s/ Harold F. Zagunis
                                              ----------------------------------
                                              Harold F. Zagunis
                                              Chief Financial Officer, Treasurer
                                              and Secretary

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                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number

10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, February 20,
           2004................................................................5